UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

ANAPLAN, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following was made available in response to all inquiries related to the Merger with Thoma Bravo.

Hello,

Thank you for your inquiry related to our Thoma Bravo transaction.

As you are aware, Anaplan and Thoma Bravo announced an amendment to the terms of the merger agreement for Thoma Bravo to acquire Anaplan. You can find additional detail on the revised agreement in our 8-K filed with the U.S. Securities and Exchange Commission here.

We continue to believe this deal represents a meaningful premium over the price of Anaplan’s common stock prior to the signing of the merger agreement with Thoma Bravo, while allowing us to further our mission of delivering the best-in-class connected planning platform.

Our Special Meeting of Stockholders scheduled for this Thursday, June 9 to approve the transaction will be called to order but then adjourned. This will provide Anaplan time to file supplemental proxy materials with the SEC based on the revised agreement and ensure our investors are able to review them and deliver their vote if they have not done so already. While that information is being prepared, we will not be able to take any additional questions at this time.

As always, we appreciate your support of Anaplan.

Sincerely,

Vikas Mehta or Vikram Khosla

Forward-Looking Statements

All of the statements in this communication other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s expectations with regard to the timing of the closing of the Merger, the adjournment and timing of the Special Meeting, and the filing and mailing of a supplement to the Company’s definitive proxy statement to disclose the above-referenced matters with respect to the Amendment. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Company’s stockholders do not approve the Merger, (iii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iv) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (vi) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vii) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; (viii) legal proceedings, judgments or settlements, including those that have been and may be instituted against the Company, the Company’s board of directors and executive officers and others, as with respect to the proposed Merger; and (ix) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2022 filed on June 2, 2022. The Company assumes no obligation and does not intend to update these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A, and will file additional relevant materials with the SEC, including a supplement to disclose the above-referenced matters with respect to the amendment. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger, and the Company will further mail the supplement to disclose the above-referenced matters with respect to the amendment to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement, the supplement or any other document that Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY FURTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.anaplan.com) or by writing to the Company’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on March 23, 2022, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 27, 2022. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the definitive proxy statement, will be set forth as revised in the supplement to disclose the above-referenced matters with respect to the amendment, and may be set forth other materials to be filed with the SEC in connection with the Merger. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on statements of change in ownership on Form 4 on file with the SEC.

The following was made available to Employees of Anaplan, Inc.

Headline: An Important Update

Hello everyone,

We issued a press release with Thoma Bravo announcing an amendment to the terms of the merger agreement to acquire our company. Our merger agreement remains intact, and it is on target to be completed by the end of June. The amendment changes the purchase price to $63.75 per share instead of $66 per share.

The amendment was mutually reached to resolve a disagreement between our two companies regarding compliance with certain terms of the agreement. We believe the amendment will avoid disruption to our business and allow us to close on substantially the original timeline. We remain focused on closing the deal and moving forward.

Both our companies remain committed to this transaction, we are excited to become a private company when the transaction closes. We are at an inflection point and well-poised to cement our position as the market leader in the connected planning space.

Our Special Meeting of stockholders scheduled for this Thursday, June 9, will be called to order but then adjourned to a later date. This will provide time to file supplemental proxy materials with the SEC based on the revised agreement and ensure our investors are able to review them before they vote.

I also want to take a moment to remind you of our company’s media policy, as this announcement will likely garner some attention from the press. If you are contacted by a reporter or other third party, please do not respond and instead direct the inquiry to Vikram Khosla.

If you have any questions related to this transaction, we have updated our FAQ on The Barn. Thank you for your continued hard work and dedication to Anaplan.

Sincerely,

Frank

Forward-Looking Statements

All of the statements in this communication other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s expectations with regard to the timing of the closing of the Merger, the adjournment and timing of the Special Meeting, and the filing and mailing of a supplement to the Company’s definitive proxy statement to disclose the above-referenced matters with respect to the Amendment. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Company’s stockholders do not approve the Merger, (iii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iv) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (vi) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vii) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; (viii) legal proceedings, judgments or settlements, including those that have been and may be instituted against the Company, the Company’s board of directors and executive officers and others, as with respect to the proposed Merger; and (ix) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2022 filed on June 2, 2022. The Company assumes no obligation and does not intend to update these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A, and will file additional relevant materials with the SEC, including a supplement to disclose the above-referenced matters with respect to the amendment. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger, and the Company will further mail the supplement to disclose the above-referenced matters with respect to the amendment to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement, the supplement or any other document that Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY FURTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.anaplan.com) or by writing to the Company’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on March 23, 2022, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 27, 2022. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the definitive proxy statement, will be set forth as revised in the supplement to disclose the above-referenced matters with respect to the amendment, and may be set forth other materials to be filed with the SEC in connection with the Merger. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on statements of change in ownership on Form 4 on file with the SEC.

The following FAQs were made available by Anaplan, Inc.

Employee FAQ

1.	Why are you announcing this now?

We have worked in close partnership with Thoma Bravo to complete the transaction since we signed the merger agreement in March.

The amendment was mutually reached to resolve a disagreement between our two companies regarding compliance with certain terms of the agreement. We believe the amendment will avoid disruption to our business and allow us to close on substantially the original timeline. We remain focused on closing the deal and moving forward.

Anaplan‘s position is that it acted at all times in good faith in compliance with the merger agreement and that Thoma Bravo remained at all times obligated to close the merger according to its original terms.

2.	What was the disagreement about?

The disagreement regarded compliance with certain terms of the merger agreement which Thoma Bravo asserted could have resulted in certain closing conditions not being satisfied.

While we disagree with this assertion, as we believe Anaplan has met all requirements to close, we are pleased to have resolved the matter and look forward to closing the transaction.

3.	What does this mean for Anaplan’s future?

Both our companies remain committed to this transaction, we are excited to become a private company when the transaction closes. We are at an inflection point and well-poised to cement our position as the market leader in the connected planning space.

4.	What does this mean for me?

There are no changes to our business or operations. It is business as usual.

5.	When will the shareholder vote take place, if not on June 9?

We will call to order yet adjourn the Special Meeting of Stockholders on June 9, which was scheduled to vote on the transaction. This will provide Anaplan time to file supplemental proxy materials with the SEC based on the revised agreement and ensure our investors have time to review them before they vote.

We have not yet announced a new date to vote on the transaction, but we aim to hold the meeting as soon as possible.

6.	Does this signal any risk to completing the transaction?

We have successfully completed other significant steps to the merger approval process to date. Subject to customary closing conditions, including approval by Anaplan stockholders, we expect the deal to close by June 30, 2022.

7.	Will the timing of the close change?

We expect the closing to occur substantially in accordance with the original timeline. Subject to customary closing conditions, including approval by Anaplan stockholders, we still expect to close later this month, consistent with our previously announced timeline to close by June 30, 2022.

8.	Does this signal any underlying issues between Anaplan and Thoma Bravo?

We have worked in close partnership with Thoma Bravo to complete the transaction thus far and look forward to working with them as our owner and investment partner after the transaction closes.

9.	Does this change the accelerated vest at time of close?

No, the accelerated vest will still happen at the time of close.

10.	What should I say to customers?

It is business as usual and our relationship with them does not change. If they have questions you cannot answer, please direct them to your Customer Success Business Partner.

11.	What should I say to our partners or suppliers?

It is business as usual and our relationship with them does not change. If they have questions you cannot answer, please direct them to Carla Moradi’s team.

Forward-Looking Statements

All of the statements in this communication other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s expectations with regard to the timing of the closing of the Merger, the adjournment and timing of the Special Meeting, and the filing and mailing of a supplement to the Company’s definitive proxy statement to disclose the above-referenced matters with respect to the Amendment. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Company’s stockholders do not approve the Merger, (iii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iv) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (vi) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vii) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; (viii) legal proceedings, judgments or settlements, including those that have been and may be instituted against the Company, the Company’s board of directors and executive officers and others, as with respect to the proposed Merger; and (ix) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2022 filed on June 2, 2022. The Company assumes no obligation and does not intend to update these forward-looking statements.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A, and will file additional relevant materials with the SEC, including a supplement to disclose the above-referenced matters with respect to the amendment. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the proxy materials to each stockholder entitled to vote at the special meeting relating to the Merger, and the Company will further mail the supplement to disclose the above-referenced matters with respect to the amendment to each stockholder entitled to vote at the special meeting relating to the Merger. This communication is not a substitute for the proxy statement, the supplement or any other document that Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE

MATERIALS (INCLUDING ANY FURTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.anaplan.com) or by writing to the Company’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on March 23, 2022, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 27, 2022. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the definitive proxy statement, will be set forth as revised in the supplement to disclose the above-referenced matters with respect to the amendment, and may be set forth other materials to be filed with the SEC in connection with the Merger. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on statements of change in ownership on Form 4 on file with the SEC.